                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          REGISTRATION RIGHTS AGREEMENT, dated June 20, 1996 between EASTERN ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company") and WILLIAM
C. SKUBA, an individual ("Skuba").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, Skuba is currently a member of the Board of Directors of the Company as well as an officer and employee of the Company;

          WHEREAS, in accordance with that certain Stock Purchase Agreement dated May 8, 1996 by and among Skuba and certain certain other parties, Skuba and the Company have agreed that it is in their mutual best interests for Skuba to resign his positions as director, officer and employee of the Company;

          WHEREAS, in connection with such resignation, Skuba and the Company have entered into that certain Consulting Agreement dates as of the date hereof ("Consulting Agreement") and that certain Severance Agreement dated as of the date hereof ("Severance Agreement") and Skuba and certain other parties have entered into that certain Put Option Agreement dated as of the date hereof ("Put Option Agreement");

          WHEREAS, as a material inducement for Skuba to enter into the Severance Agreement, and as a material term thereof, the Company has agreed to enter into this Registration Rights Agreement, upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Certain Defined Terms.  For purposes of this Registration Rights
          ---------------------
Agreement, the following terms shall have the following respective meanings:

          (a)  Applicable Law:  The Securities Act, the Exchange Act (to the
               --------------
extent applicable to offers or sales of securities) and any applicable state securities law and the rules and regulations thereunder.

          (b)  Common Stock:  Stock of the Company of the class or classes
               ------------
having general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of the Company (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          (c)  Demand Registration:  Any registration, qualification,
               -------------------
notification or exemption of Registrable Securities effectuated by the Company pursuant to Section 2(a) hereof.

          (d)  Exchange Act:  The Securities Exchange Act of 1934, as now or
               ------------
hereafter amended, and the rules and regulations thereunder which shall be in effect at the time.

          (e)  Holder:  Any holder of Registrable Securities.
               ------

          (f)  Nasdaq:  The Nasdaq Stock Market.
               ------

          (g)  Registrable Securities:  (i)  All shares of Common Stock owned by
               ----------------------
Skuba on the date hereof which, as of the date of determination, are not covered by an effective registration statement under the Securities Act, and (ii) any securities issued or issuable with respect to any such shares (A) by way of stock dividend or stock split or (B) in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

          (h)  Securities Act:  The Securities Act of 1933, as now or hereafter
               --------------
amended, and the rules and regulations thereunder which shall be in effect at the time.

          (i)  SEC:  The United States Securities and Exchange Commission.
               ---

          (j)  Piggy-Back Registration:  Any registration, qualification,
               -----------------------
notification or exemption of Registrable Securities effectuated by the Company pursuant to Section 2(b) hereof.

    2.    Registration Rights.
          -------------------

          (a)  Demand Registration and Notice.  As soon as reasonably
               ------------------------------
practicable following the date hereof, but in no event later than 90 days following the date hereof, the Company shall prepare and file with the Commission a continuous or "shelf" registration statement under Rule 415 under the Securities Act on Form S-3 to register the resale or other disposition of the Registrable Securities by all Holders under the Securities Act, to the extent reasonably necessary to permit such resale or other disposition by such Holders, promptly upon the effectiveness of such registration ("Demand Registration") in the manner set forth in Sections 3 and 4 hereof. The Company shall actively pursue the processing of such registration statement through the Commission's Division of Corporation Finance, and the Company shall use its best efforts to have the registration statement declared effective by the Company as soon as practicable. The Holders shall be required to advise the Company of their intended methods of disposition of the Registrable Securities to be included in such registration statement. The Company will maintain the effectiveness of such registration statement and, if necessary, amend the registration statement and supplement the prospectus included therein for a period of no less than four (4) years from the effective date of such registration statement, or such sooner time as counsel for the Company shall render his written unqualified legal opinion that each Holder of Registrable Securities registered in such registration statement is legally permitted to sell all such Registrable Securities held by such Holder without volume restrictions under Rule 144 promulgated under the Securities Act; provided,
                                                                  --------
however, that the Company shall not be obligated to effect the filing of a
- -------
registration statement pursuant to this Section 2(a) if the Company's Board of Directors shall determine in good faith that such filing will interfere with a pending or contemplated financing, merger, sale of assets, acquisition of a significant subsidiary (as defined under Regulation S-X), recapitalization or other similar corporate action of the Company. In the event the Company's obligations are abated pursuant to the foregoing proviso, and if any of the
                                                 -------
Holders on whose behalf the Demand Registration would be filed and who were unable to have all of the Registrable Securities included in the Company's registration statement pursuant to the Demand Registration then want such registration statement to be filed, the Company shall file such registration statement as promptly as practicable following the date on which the transactions referred to in clause above shall have been completed or abandoned.

          If Skuba intends to distribute his Registrable Securities covered by the Demand Registration by means of an underwriting, he shall so advise the Company, the right of any Holder to participate in the Demand Registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by Skuba), to the extent provided herein.

          (b)  Piggy-Back Registration and Notice.  The Company agrees that at
               ----------------------------------
any time and from time to time that the Company proposes to register any of its Common Stock under the Securities Act (other than pursuant to a Demand Registration) on Form S-1 or any other form of registration statement then available for the registration under the Securities Act of securities of the Company and which is appropriate for the inclusion therein of the Registrable Securities, as herein contemplated, it will give written notice to all Holders of outstanding Registrable Securities of its intention to do so, and upon the written request of any such Holder, given within fifteen (15) days after receipt of any such notice from the Company, the Company will in each instance cause all Registrable Securities held by each such requesting Holder (or such lesser amount as shall be requested by such Holder) to be registered under the Securities Act and registered, qualified or exempted under any Applicable Law, and the Company shall cause to be filed any and all notifications to any governmental authority under any federal or state securities law to be sent and any and all listings with any securities exchange or Nasdaq to be obtained, all to the extent reasonably necessary to permit the sale or other disposition thereof by such Holders, promptly upon the effectiveness of such registrations, qualifications and/or filings ("Piggy Back Registration") in the manner set forth in Sections 3 and 4 hereof. The Company shall maintain the effectiveness of any registration statement filed in connection with any Piggy Back Registration and, if necessary, amend the registration statement and supplement the prospectus for a period of no less than four (4) years from the effective date of such registration statement, or such sooner time as counsel for the Company shall render his written unqualified legal opinion that each Holder of Registrable Securities registered in such registration statement is legally permitted to sell all such Registrable Securities held by such Holder without volume restrictions under Rule 144 promulgated under the Securities Act; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register any securities, shall be relieved of its obligation to register Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and in such case the Company shall not register any securities without again complying with the provisions of this Section 2(b), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

          (c)  Expenses.  The Company will pay all expenses (including without
               --------
limitation registration fees, qualification fees, Company legal expenses, printing expenses and the costs of special audits or "cold comfort" letters, but not including underwriting discounts and commissions or fees of counsel or any consultants to the Holders of Registrable Securities being registered, which shall be borne by such Holders) in connection with any registrations, qualifications, notifications or exemptions pursuant to Sections 2(a) or 2(b) above. In the case of a Demand Registration pursuant to Section 2(a) hereof, the Company will also pay the reasonable fees (up to $5,000) and disbursements of one special counsel representing all of the Holders for whom Registrable Securities are included in such registration.

          (d)  Required Reduction of Offered Shares.  The Company and/or any
               ------------------------------------
underwriter may, in their sole discretion, round the number of securities to be registered or qualified in accordance with Section 2(b) of this Agreement to the nearest 100 shares. In addition, the Company may reduce or eliminate the number of shares of Registrable Securities to be registered or qualified in accordance with Section 2(b) if, at the time of the request for registration by any holder of Registrable Securities (i) the Company shall propose to file for registration within 30 days other securities to be offered by the Company under the Securities Act and (ii) the lead investment banker engaged by the Company in connection with an underwritten public offering of such securities proposed for registration under the Securities Act determines that registration of such Registrable Securities together with other selling shareholders' securities proposed for registration (if any) would interfere with or be detrimental to such offering, including the timely consummation thereof, and such investment banker shall give prompt written notice (the "Banker Determination Notice") of such determination to such requesting holder or holders, setting forth in reasonable detail the reasons for such determination. In such event the Company, upon written notice to the holders of such Registrable Securities and any other selling shareholders whose securities are proposed for registration, shall have the right to limit such Registrable Securities and selling shareholders' securities to be registered, if any, to the largest number which would not, in the opinion of such investment banker, result in such interference or detriment or, if any number would result in such interference or detriment, to exclude from such registration all Registrable Securities and other selling shareholders' securities. Such limitation shall be applied to each such requesting holder and selling shareholder pro rata in respect of the number of shares subject to such request or proposed
- --- ----
for registration, as the case may be. No Registrable Securities or any other securities excluded from the registration by reason of the Banker Determination Notice shall be included in such registration.

          (e)  Indemnification.  In connection with any registration,
               ---------------
qualification, notification, or exemption of Registrable Securities under Sections 2(a) or 2(b) hereof, the Company hereby agrees to indemnify the Holders of such Registrable Securities, and each underwriter thereof, including each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder or, as the case may be, any such underwriter expressly for use therein, and the Company, the underwriter for the Company and each person who controls the Company within the meaning of Section 15 of the Securities Act shall be indemnified by each Holder of such Registrable Securities for all such losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement or any omission or alleged omission, based upon information furnished in writing to the Company by such Holder for any such use.

    3.    Registration Procedures and Covenants.  In the case of the Demand
          -------------------------------------
Registration or any Piggy-Back Registration, the Company shall, by written notice to each Holder of Registrable Securities included in such Demand Registration or Piggy-Back Registration, keep such Holder advised as to the initiation, progress and effective date of such Demand Registration or Piggy-Back Registration, and, at the expense of the Company, the Company will:

          (a) before filing a registration statement or prospectus or any amendments or supplements thereto, furnish to the Holders of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including without limitation documents incorporated by reference in the prospectus and, if requested by such Holders of Registrable Securities, the exhibits incorporated by reference, and such Holders shall have the opportunity to object to any information pertaining solely to such Holders that is contained therein and the Company will make the corrections reasonably requested by an underwriter or such Holders with respect to such information prior to filing any registration statement or amendment thereto or any prospectus or any supplement thereto;

          (b) Skuba recognizes that the occurrence of certain corporate developments, including significant acquisitions, may result in the failure of the registration statement in which Registrable Securities are registered to contain all information required in accordance with Applicable Law until an amendment or supplement is filed and made available to the Holders of all such Registrable Securities. Skuba recognizes that in such event, sales under the registration statement will be suspended until the Company files the amendments or supplements required by the next sentence. The Company agrees, as promptly as reasonably practicable, to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required pursuant to the terms hereof and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holder thereof set forth in such registration statement;

          (c) furnish to each Holder of Registrable Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including without limitation each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

          (d) unless the Registrable Securities are exempt from the blue sky laws of any jurisdiction, including by reason of being designated for trading in the Nasdaq National Market, the Company agrees to use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Company will not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) hereof; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction);

          (e) cause to be filed any and all notifications to any governmental authority under any federal or state securities law to be sent and any and all listings with any securities exchange or Nasdaq to be obtained, as may be reasonably necessary or advisable to enable Holders to consummate the disposition of their Registrable Securities pursuant to the registration;

          (f) notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (g) in the case of an underwritten offering, cause to be delivered to the Holders of such Registrable Securities and the underwriters, if any, opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters and the Holders;

          (h) make available for inspection by any Holder of such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any Holder or underwriter, relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

          (i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (j) cause to be delivered, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), letters from the Company's independent certified public accountants addressed to each selling Holder and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

          (k) make generally available to the Holders of such Registrable Securities a consolidated earnings statement (which need not be audited) for the twelve (12) months beginning after the effective date of a registration statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (l) promptly notify each Holder of such Registrable Securities and the underwriter or underwriters, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any written request by the SEC for amendments or supplements to the registration statement or prospectus; (iii) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of, or the issuance by the SEC of, any stop order suspending the effectiveness of the registration statement; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the Applicable Law.

    5.    Underwritten Offering.
          ---------------------

          (a) In the case of an underwriting of the Demand Registration or any Piggy-Back Registration under this Registration Rights Agreement, the Company shall (together will all Holders and, if applicable, other stockholders of the Company proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Holders of more than fifty percent (50%) of the Registrable Securities being registered. The Holders of Registrable Securities may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. No Holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder's power and authority to enter into and perform such Holder's obligations under the underwriting agreement, such Holder's ownership of the Registrable Securities and such Holder's intended method of distribution and any other representation required by Applicable Law.

    5.    Rule 144 Reporting and Sales.  With a view to making available to each
          ----------------------------
Holder of Registrable Securities the benefits of certain regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees that, so long as a Holder owns any Registrable Securities, the Company shall: (a) make and keep available public information, as those terms are contemplated by Rule 144; (b) timely file with the SEC all reports and other documents required to be filed under the Securities Act and the Exchange Act; (c) comply with all rules and regulations of the SEC applicable in connection with the use of Rule 144; and (d) take such other actions and furnish such Holder with such other information as such Holder may reasonably request in order to avail such Holder of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration. The Company also agrees to furnish to each Holder promptly upon request a written statement by the Company as to its compliance for a period of at least ninety (90) days prior to the date of the certificate with the reporting requirements of the Securities Act and the Exchange Act and a copy of the most recent annual or quarterly report of the Company.

    6.    Nominees for Beneficial Owners.  In the event that any Registrable
          ------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Registration Rights Agreement or any determination of any number or percentage of shares of Registrable Securities contemplated by this Agreement.

    7.    Successors, Assigns and Transferees.  This Agreement shall be binding
          -----------------------------------
upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Registration Rights Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions and obligations hereof.

    8.    Entire Agreement and Modifications.  This Registration Rights
          ----------------------------------
Agreement constitutes the entire understanding between the parties and supersedes all other agreements, whether written or oral, with respect to the transactions contemplated by this Registration Rights Agreement. This Registration Rights Agreement may not be amended or modified by either party unless such amendment or modification is memorialized in a writing signed by each of the parties hereto. Any such amendment or modification of this Registration Rights Agreement shall be binding upon and inure to the benefit of all Holders of Registrable Securities.

    9.    Waiver.  Any waiver by either party of any breach of any term or
          ------
condition in this Registration Rights Agreement shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof or constitute or be deemed a waiver or release of any other rights, in law or in equity.

    10.   Governing Law.  All issues concerning this Registration Rights
          -------------
Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the law of any parties hereto agree that any action to enforce this Registration Rights Agreement may be properly brought in any court within the Commonwealth of Pennsylvania or in the United States District Court for the Eastern District of Pennsylvania, and the parties hereto agree that the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania shall have jurisdiction with respect to the subject matter hereof and the person of the parties hereto.

    11.   Severability.  Whenever possible, each provision of this Registration
          ------------
Rights Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Registration Rights Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Registration Rights Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

    12.   Further Assurances.  From time to time after the execution of this
          ------------------
Registration Rights Agreement, each of the parties hereto hereby agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper and advisable under applicable laws, rules and regulations to consummate and make effective the transactions contemplated by this Registration Rights Agreement, including using its best efforts to obtain all necessary waivers, consents and approvals. In case at any time after the execution of this Registration Rights Agreement further action is necessary or desirable to carry out the purposes of this Registration Rights Agreement, the proper officers and directors of each of the parties shall take all such necessary action.

    13.   Notices.  All notices and other communications which are required or
          -------
may be given under this Registration Rights Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

          To Company:

          Eastern Environmental Services, Inc.
          1000 Crawford Place
          Mt. Laurel, NJ 08054
          Attn: Louis D. Paolino, President

          with a copy to:

          Robert M. Kramer, Esquire
          Robert M. Kramer & Associates
          1150 First Avenue
          Suite 900
          King of Prussia, PA 19406

          To Skuba:

          William C. Skuba
          RR #4, Box 4452
          Drums, PA 18222

or to such other place as either party shall have specified by notice in writing to the other.

          IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Registration Rights Agreement to be executed on its behalf as of the date first written above.


ATTEST:                            EASTERN ENVIRONMENTAL SERVICES, INC.



______________________             By:   /s/ Louis D. Paolino, Jr.
                                       --------------------------------
                                   Title: Louis D. Paolino, Jr., Chief
                                          Executive Officer

WITNESS:                           WILLIAM C. SKUBA



______________________                   /s/ William C. Skuba
                                   ------------------------------------